Investor Presentation Second Quarter - 2020 0

CAUTIONARY STATEMENTS This presentation contains "forward-looking statements“ within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”), notwithstanding that such statements are not specifically identified. In addition, certain statements may be contained in the Company’s future filings with the SEC, in press releases, and in oral and written statements made by or with the approval of the Company that are not statements of historical fact and constitute forward-looking statements within the meaning of the Act. Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, income or loss, earnings or loss per share, the payment or nonpayment of dividends, capital structure and other financial items; (ii) statement of plans and objectives of Colony Bankcorp, Inc. or its management or Board of Directors, including those relating to products or services; (iii) statements of future economic performance; (iv) statements regarding the potential effects of the COVID-19 pandemic on the Company’s business and financial results and conditions; and (v) statements of assumptions underlying such statements. Words such as “believes,” “anticipates,” “expects,” “intends,” “targeted” and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties. Factors that might cause such differences include, but are not limited to: the impact of the COVID-19 pandemic on the Company’s assets, business, cash flows, financial condition, liquidity, prospects and results of operations; potential increases in the provision for loan losses resulting from the COVID-19 pandemic; the Company’s ability to implement its various strategic initiatives; competitive pressures among financial institutions increasing significantly; economic conditions, either nationally or locally, in areas in which the Company conducts operations being less favorable than expected; interest rate risk; legislation or regulatory changes which adversely affect the ability of the consolidated Company to conduct business combinations or new operations, including changes to statutes, regulations or regulatory policies or practices as a result of, or in response to COVID-19; adverse results from current or future litigation, regulatory examinations or other legal and/or regulatory actions, including as a result of the Company’s participation in and execution of government programs related to the COVID-19 pandemic; and risks that the anticipated benefits from the transactions with LBC Bancshares, Inc. and PFB Mortgage are not realized in the time frame anticipated or at all as a result of changes in general economic and market conditions or other unexpected factors or events. These and other factors, risks and uncertainties could cause the actual results, performance or achievements of the Company to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Many of these factors are beyond the Company’s ability to control or predict. Forward-looking statements speak only as of the date on which such statements are made. These forward-looking statements are based upon information presently known to the Company’s management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, the risks and other factors set forth in the Company’s filings with the Securities and Exchange Commission, the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, under the captions “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors,” and in the Company’s quarterly reports on Form 10-Q and current reports on Form 8-K. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, or to reflect the occurrence of unanticipated events. Readers are cautioned not to place undue reliance on these forward-looking statements. 1

NON-GAAP FINANCIAL MEASURES The measures entitled operating noninterest expense; operating net income; tangible book value per common share and operating efficiency ratio are not measures recognized under U.S. generally accepted accounting principles (GAAP) and therefore are considered non-GAAP financial measures. The most comparable GAAP measures are noninterest expense, net income, diluted earnings per share, book value per common share and efficiency ratio, respectively. Management uses these non-GAAP financial measures in its analysis of the Company's performance and believes these presentations provide useful supplemental information, and a clearer understanding of the Company’s performance, and if not provided would be requested by the investor community. The Company believes the non-GAAP measures enhance investors' understanding of the Company's business and performance. These measures are also useful in understanding performance trends and facilitate comparisons with the performance of other financial institutions. The limitations associated with operating measures are the risk that persons might disagree as to the appropriateness of items comprising these measures and that different companies might calculate these measures differently. These disclosures should not be considered an alternative to GAAP. The computations of operating noninterest expense; operating net income; diluted earnings per share; tangible book value per common share and operating efficiency ratio and the reconciliation of these measures to noninterest expense, net income, book value per common share and efficiency ratio are set forth in the table below. 2

COMPANY PROFILE Locations . Founded in 1975 . Headquartered in Fitzgerald, Georgia Atlanta Athens . $1.8 billion in assets at June 30, 2020 Conyers . 33 locations in Georgia Augusta . 376 team members LaGrange Macon . Traded on NASDAQ – symbol “CBAN” Warner Robins . The eighth largest Georgia-based bank in Statesboro Columbus the state and the largest community bank Savannah headquartered outside of Atlanta as of Fitzgerald March 31, 2020* Albany . New leadership joined July 2018 . Strategic plan for profitable growth Valdosta . Track record of solid organic growth . Successful execution of acquisitions *Source: S&P Global Market Intelligence 3

LEADERSHIP TEAM Years Years in Name Position With Banking Colony T. Heath Fountain President and Chief Executive Officer 20 2 Edward "Lee" Bagwell EVP, Chief Risk Officer and General Counsel 17 17 Leonard H. “Lenny” EVP, Chief Credit Officer 25 1 Bateman Kimberly Dockery EVP, Chief Administrative Officer 14 2 Max "Eddie" Hoyle EVP, Chief Banking Officer 41 9 Tracie Youngblood EVP, Chief Financial Officer 26 1 4

DRIVING HIGH PERFORMANCE . Achieve strong organic growth each year . Proactive business development system . Increased accountability for loan and deposit production . Created incentive plans to motivate bankers . Retail marketing plan to grow deposits . Streamlined our consumer and commercial deposits products . Larger national and regional banks with large market share in our footprint are more focused on large MSAs . Organic growth of checking and money market accounts of 16% in the first six months of 2020 5

DRIVING HIGH PERFORMANCE . Achieve strong organic growth each year . Seize on expansion opportunities . Technology and regulatory headwinds are causing industry consolidation . Industry consolidation is creating opportunity to acquire customers and talent . Acquisition of both LBC, holding company of Calumet Bank, and PFB Mortgage in May 2019 . Entered the Augusta, GA market in December 2019 by hiring an experienced commercial banker with a niche focus in homebuilder finance . Expanded Savannah and Augusta footprint through acquisition of Cadence Bank’s East Georgia Homebuilder Finance Loan portfolio 6

ACQUISITION ACTIVITY Overview Franchise Footprint . Completed acquisition of LBC on May 1, 2019 Atlanta Athens Conyers . Holding company for Calumet Bank Augusta LaGrange Macon . Natural expansion into logical, Warner Robins Statesboro contiguous markets in western Georgia Columbus . Savannah Added two branches in LaGrange and Fitzgerald Columbus, GA Albany . Potential to be rapidly accretive to Valdosta Locations earnings with a short tangible book Locations acquired in LBC acquisition earnback . Provides ability to increase scale and build on existing operations in western Georgia 7

DRIVING HIGH PERFORMANCE . Achieve strong organic growth each year . Seize on expansion opportunities . Increase operating efficiency . Optimize our balance sheet for improved earnings . Improve processes for efficiency and better controls . Run a more efficiently staffed branch network . Utilize technology to lower operating costs . Align our staffing and procedures to adhere to industry best practices for service and efficiency 8

DRIVING HIGH PERFORMANCE . Achieve strong organic growth each year . Seize on expansion opportunities . Increase operating efficiency . Increase non-interest income . Growing our deposit account customer base increases service charge and interchange revenue . Acquisition of PFB Mortgage added to our mortgage team in 2019 . Started a Small Business Specialty Lending division to offer SBA, USDA and other government guaranteed loan products . Look to add wealth management and other lines of business 9

MORTGAGE DIVISION . In May 2019, Colony Bank acquired PFB Mortgage, which had more than $100 million in annual mortgage production in 2019 . Added to our team by adding originators in Albany, Athens, Macon, Savannah, Statesboro and Warner Robins . Added seasoned mortgage executives through acquisition . Increased volume in Mortgage division production: . 190 loans totaling $35.6 million in the first quarter of 2020 . 317 loans totaling $61.8 million in the second quarter of 2020 . Added experienced origination teams in Augusta, LaGrange, and Savannah, focused on expanding business 10

SMALL BUSINESS SPECIALTY LENDING GROUP . In July 2019, opened a metro Atlanta office for Small Business Specialty Lending (SBSL) Group focused on Small Business Administration (SBA) lending and other government guaranteed loans . 11 team members added, including three business development officers, led by two veteran bankers, Darren Davis, President, and Stephen T. Kruto, Director of Operations . Originated loans made under SBA Paycheck Protection Program (PPP), resulting in 1,672 loans totaling over $137.8 million . Opportunity to expand SBA and USDA lending during uncertain times 11

DRIVING HIGH PERFORMANCE . Achieve strong organic growth each year . Seize on expansion opportunities . Improve operating efficiency . Increase non-interest income . Create a culture of high performance . Instill behaviors and habits that lead to great results . Coaching team members to improve performance . Increase incentive and performance based compensation . Pursue open communication and honest feedback 12

VALUE PROPOSITION TO OUR CUSTOMERS . Since our founding in 1975, our mission is to provide an alternative to traditional banking that our customers deserve . Focus on relationships that are beneficial to the customer and the Bank – one-sided relationships and transactions do not create value . Strive to be trusted advisors and give consultative advice . Nimble and responsive to customer needs . Team members are passionate about delivering solutions 13

ANNUAL FINANCIAL HIGHLIGHTS 2015 2016 2017 2018 2019 Diluted earnings per share $0.71 $0.84 $0.87 $1.40 $1.12 Adjusted earnings per $0.80 $0.87 $1.12 $1.43 $1.35 diluted share (1) Dividends per share $0.00 $0.00 $0.10 $0.20 $0.30 Return on average assets 0.52% 0.62% 0.63% 0.99% 0.72% Return on average total equity 5.90% 7.17% 8.28% 13.32% 8.72% Net interest margin 3.52% 3.51% 3.46% 3.56% 3.61% Efficiency ratio 71.92% 71.74% 69.19% 70.05% 77.93% 14

FINANCIAL HIGHLIGHTS Trailing 5 quarters 2Q2019 3Q2019 4Q2019 1Q2020 2Q2020 Diluted earnings per share $0.23 $0.27 $0.29 $0.17 $0.23 Adjusted earnings per $0.40 $0.34 $0.32 $0.19 $0.25 diluted share (1) Dividends per share $0.075 $0.075 $0.075 $0.10 $0.10 Return on average assets 0.60% 0.67% 0.73% 0.42% 0.52% Return on average total equity 7.43% 7.86% 8.47% 4.79% 6.47% Net interest margin 3.57% 3.64% 3.72% 3.63% 3.41% Efficiency ratio 82.28% 79.94% 77.24% 77.32% 72.75% (1) See non-GAAP reconciliation table on slide 27 15

ANNUAL BALANCE SHEET FINANCIAL HIGHLIGHTS (Dollars in millions) 2015 2016 2017 2018 2019 Total assets $ 1,174.2 $ 1,210.4 $ 1,232.8 $ 1,251.9 $ 1,515.3 Loans $ 758.7 $ 754.3 $ 765.3 $ 782.4 $ 971.2 Unearned income $ (0.4) $ (0.4) $ (0.5) $ (0.5) $ (0.6) Unamortized discount on $ - $ - $ - $ (0.3) $ (1.7) acquired loans Allowance for loan losses $ (8.6) $ (8.9) $ (7.5) $ (7.3) $ (6.9) Total loans, net $ 749.7 $ 745.0 $ 757.3 $ 774.3 $ 962.0 Total deposits $ 1,011.6 $ 1,044.4 $ 1,068.0 $ 1,085.1 $ 1,294.2 NPA/Total assets 1.98% 1.55% 0.95% 0.90% 0.73% 16

BALANCE SHEET FINANCIAL HIGHLIGHTS Trailing 5 quarters (Dollars in millions) 2Q2019 3Q2019 4Q2019 1Q2020 2Q2020 Total assets $ 1,506.5 $ 1,477.7 $ 1,515.3 $ 1,510.0 $ 1,777.6 Loans $ 937.6 $ 960.8 $ 971.2 $ 990.8 $ 1,119.6 Unearned income $ (0.6) $ (0.6) $ (0.6) $ (0.5) $ (4.4) Unamortized discount on $ (2.3) $ (2.0) $ (1.7) $ (1.3) $ (1.2) acquired loans Allowance for loan losses $ (6.8) $ (6.6) $ (6.9) $ (8.4) $ (10.3) Total loans, net $ 927.9 $ 951.6 $ 962.0 $ 980.6 $ 1,103.7 Total deposits $ 1,297.7 $ 1,251.3 $ 1,293.7 $ 1,293.1 $ 1,421.8 NPA/Total assets 0.76% 0.70% 0.69% 0.91% 0.75% 17

SHAREHOLDER FOCUSED DIVIDEND POLICY Quarterly Dividend Payment $0.10 $0.075 $0.05 $0.025 2017 2018 2019 2020 The current indicated annual rate is $0.40 per share, equating to a yield of 3.4% and a payout ratio of 43% 18

CAPITAL RATIOS 15.6% 15.9% 14.6% 15.0% 13.2% 13.4% 13.3% 12.7% 12.2% 12.5% 12.4% 11.8% 10.3% 10.4% 9.9% 10.2% 10.3% 9.0% 9.3% 7.8% 2017 2018 2019 2Q2019 2Q2020 Tier One Leverage Ratio Tier One Ratio Total Risk-based Capital Ratio Common Equity Tier One Capital Ratio 19

SOLID CORE DEPOSIT FRANCHISE As of June 30, 2020 Time Deposits 21% Interest-Bearing Demand 28% Savings and Noninterest-Bearing Money-markets Demand 28% 23% Total Deposits: $1.42 billion MRQ Cost of Deposits: 0.41% 20

LOAN PORTFOLIO BREAKDOWN (1) As of June 30, 2020 $1,119.6 million $837.7 million Residential Commercial Real Estate real estate real estate 75% 26% 51% Commercial and agricultural 23% Farmland 8% Commercial Consumer and Residential construction 9% Other 2% construction 6% (1) Represents gross loan balances. 21

LOAN PORTFOLIO (1) (Dollars in millions) Organic Loan Growth (Excluding PPP Loans) of $20.5 million - 2% $990.8 $981.8 $937.6 $960.8 $971.2 $863.0 $798.3 $828.4 $850.5 $842.5 (2) 6/30/19 9/30/19 12/31/19 3/31/20 6/30/20 Total Loans Organic Loans (1) Represents gross loan balances. (2) Excludes PPP loans totaling $137.8 million. 22

COVID-RELATED ACTIVITY . Originated $137.8 million in PPP loans . Prospected new customers from larger banks and executed non-PPP loans and other fee-generating income . Branches have been reconfigured and are currently open and operating in a way to protect team members and customers . Able to serve customers through drive through only and drive-up options, if shutdowns re-occur . Offered consumer and commercial customers loan modifications in accordance with regulatory guidance 23

COVID-RELATED ACTIVE LOAN DEFERRALS BY TERMS (Dollars in millions) Number Amount Total 30 day deferrals 2 $ 339.5 Total 60 day deferrals 25 $ 5,496.9 Total 90 day deferrals 32 $ 52,125.0 Interest only 30 days 2 $ 8,550.8 Interest only 60 days 54 $ 19,758.0 Interest only 90 days 8 $ 4,698.0 Interest only 120 days 47 $ 22,297.4 Total Active 170 $ 113,265.6 (1) (1) Original loan total was $181,797.7 24

COVID-RELATED ACTIVE LOAN DEFERRALS BY COLLATERAL TYPE (Dollars in millions) Number Amount Hotel 19 $ 47,335.3 Retail 18 $ 17,020.0 Restaurants 3 $ 1,219.8 1-4 Family Investment Properties 60 $ 11,977.8 Daycares 1 $ 1,766.1 Office (not medical) 10 $ 3,310.1 Shopping Center 4 $ 4,424.3 Hospitals/Medical 3 $ 11,485.5 All Equipment 9 $ 919.4 All Other 43 $ 13,807.3 Total 170 $ 113,265.6 (1) (1) Original loan total was $181,797.7 25

INVESTMENT CONSIDERATIONS . Well positioned for continued organic growth . Potential for accelerated growth through acquisitions . Improving earnings outlook . Shareholder friendly dividend policy . Opportunities created by industry consolidation . Seasoned leadership with a proven track record 26

RECONCILIATION OF NON-GAAP MEASURES (Dollars in thousands, except per share data) 2019 2020 Second Third Fourth First Second Quarter Quarter Quarter Quarter Quarter Operating noninterest expense reconciliation Noninterest expense (GAAP) $ 13,014 $ 13,358 $ 13,496 $ 13,251 $ 13,375 Acquisition-related expenses (1,928) (2,076) (861) (287) (220) Operating noninterest expense $ 11,086 $ 11,282 $ 12,635 $ 12,964 $ 13,155 Operating net income reconciliation Net income (GAAP) $ 2,101 $ 2,518 $ 2,756 $ 1,603 $ 2,214 Acquisition-related expenses 1,928 861 335 287 220 Income tax benefit (404) (181) (70) (60) (46) Operating net income $ 3,625 $ 3,198 $ 3,021 $ 1,830 $ 2,388 Weighted average diluted shares 9,089,461 9,494,771 9,494,859 9,498,783 9,498,783 Adjusted earnings per diluted share $ 0.40 $ 0.34 $ 0.32 $ 0.19 $ 0.25 Tangible book value per common share reconciliation Book value per common share (GAAP) $ 13.32 $ 13.65 $ 13.74 $ 14.35 $ 14.59 Effect of goodwill and other intangibles (2.07) (2.04) (2.06) (2.06) (1.96) Tangible book value per common share $ 11.25 $ 11.61 $ 12.29 $ 12.29 $ 12.63 Operating efficiency ratio calculation Efficiency ratio (GAAP) 82.24% 79.94% 77.24% 77.32% 72.75% Acquisition-related expenses 12.18% 5.26% 1.92% 1.68% 1.20% Operating efficiency ratio 70.06% 74.68% 75.32% 75.64% 71.55% 27

NASDAQ: CBAN 28